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                                                                   EXHIBIT 4-169


                                  EXECUTED IN              COUNTERPARTS
                                  OF WHICH THIS IS COUNTERPART NO.             .

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                                  AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of December 1, 1994

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                              (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  SERIES KKP NO. 15, DUE SEPTEMBER 1, 2004,

                              (B) GENERAL AND REFUNDING MORTGAGE BONDS,
                                  1994 SERIES DP, DUE DECEMBER 1, 2004

                                                  AND

                              (C) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

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PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     5
  Bonds to be Series KKP No. 15 and 1994 Series DP...................     5
  Further Assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     6
                                   PART I.
                     CREATION OF THREE HUNDRED SIXTEENTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                              SERIES KKP NO. 15
Sec. 1. Terms of Bonds of Series KKP No. 15..........................     6
Sec. 2. Redemption of Bonds of Series KKP No. 15.....................     8
Sec. 3. Redemption in Event of Acceleration..........................     8
Sec. 4. Form of Bonds of Series KKP No. 15...........................     9
        Form of Trustee's Certificate................................    14
                                   PART II.
                    CREATION OF THREE HUNDRED SEVENTEENTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1994 SERIES DP
Sec. 1. Terms of Bonds of 1994 Series DP.............................    14
Sec. 2. Redemption of Bonds of 1994 Series DP........................    16
Sec. 3. Redemption and Payment in Event of AMBAC Payment.............    16
Sec. 4. Form of Bonds of 1994 Series DP..............................    17
        Form of Trustee's Certificate................................    21
                                  PART III.
                          RECORDING AND FILING DATA
Recording and filing of Original Indenture...........................    21
Recording and filing of Supplemental Indentures......................    21
Recording of Certificates of Provision for Payment...................    28
                                   PART IV.
                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee...............    28
                                   PART V.
                                MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act................    28
Execution in Counterparts............................................    28
Testimonium..........................................................    29
Execution............................................................    29
Acknowledgements.....................................................    29
Affidavit as to consideration and good faith.........................    31
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------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

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PARTIES                   SUPPLEMENTAL INDENTURE, dated as of the first day of December, in the year one thousand nine hundred and ninety-four, between THE
                     DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of
                     Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL                  WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989, December 1, 1989, February 15, 1990, November 1,
                     1990, April 1, 1991, May 1, 1991, May 15, 1991, September 1, 1991,
                     November 1, 1991, January 15, 1992, February 29, 1992, April 15, 1992,
                     July 15, 1992, July 31, 1992, November 30, 1992, December 15, 1992,
                     January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                     1993, May 31, 1993, June 30, 1993, June 30, 1993, September 15, 1993,
                     March 1, 1994, June 15, 1994 and August 15, 1994 supplemental to the
                     Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the
                     "Indenture"); and

ISSUE OF                  WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE          WHEREAS, bonds in the principal amount of Eight billion two hundred
ISSUED.              ninety-eight million five hundred seventy-seven thousand dollars
                     ($8,298,577,000) have heretofore been issued under the indenture as follows, viz:
                          (1)  Bonds of Series A                 -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                 -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                 -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                 -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                 -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                 -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                 -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                 -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                 -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                 -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                 -- Principal Amount $40,000,000,
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                         (12)  Bonds of Series L                 -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                 -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                 -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                 -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                 -- Principal Amount $70,000,000,
                         (17)  Bonds of Series Q                 -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                 -- Principal Amount $50,000,000,
                         (19)  Bonds of Series AA                -- Principal Amount $100,000,000,
                         (20)  Bonds of Series BB                -- Principal Amount $50,000,000,
                         (21)  Bonds of Series CC                -- Principal Amount $50,000,000,
                         (22)  Bonds of Series UU                -- Principal Amount $100,000,000,
                      (23-31)  Bonds of Series DDP Nos. 1-9      -- Principal Amount $14,305,000,
                      (32-45)  Bonds of Series FFR Nos. 1-14     -- Principal Amount $45,600,000,
                      (46-67)  Bonds of Series GGP Nos. 1-22     -- Principal Amount $42,300,000,
                         (68)  Bonds of Series HH                -- Principal Amount $50,000,000,
                      (69-90)  Bonds of Series IIP Nos. 1-22     -- Principal Amount $3,750,000,
                      (91-98)  Bonds of Series JJP Nos. 1-8      -- Principal Amount $6,850,000,
                     (99-106)  Bonds of Series KKP Nos. 1-8      -- Principal Amount $14,890,000,
                    (107-121)  Bonds of Series LLP Nos. 1-15     -- Principal Amount $8,850,000,
                    (122-142)  Bonds of Series NNP Nos. 1-21     -- Principal Amount $47,950,000,
                    (143-160)  Bonds of Series OOP Nos. 1-18     -- Principal Amount $18,880,000,
                    (161-179)  Bonds of Series QQP Nos. 1-19     -- Principal Amount $13,650,000,
                    (180-194)  Bonds of Series TTP Nos. 1-15     -- Principal Amount $3,800,000,
                        (195)  Bonds of 1980 Series A            -- Principal Amount $50,000,000,
                    (196-220)  Bonds of 1980 Series CP Nos. 1-25 -- Principal Amount $35,000,000,
                    (221-231)  Bonds of 1980 Series DP Nos. 1-11 -- Principal Amount $10,750,000,
                    (232-247)  Bonds of 1981 Series AP Nos. 1-16 -- Principal Amount $124,000,000,
                        (248)  Bonds of 1985 Series A            -- Principal Amount $35,000,000,
                        (249)  Bonds of 1985 Series B            -- Principal Amount $50,000,000,
                        (250)  Bonds of Series PP                -- Principal Amount $70,000,000,
                        (251)  Bonds of Series RR                -- Principal Amount $70,000,000,
                        (252)  Bonds of Series EE                -- Principal Amount $50,000,000,
                    (253-254)  Bonds of Series MMP and MMP No. 2 -- Principal Amount $5,430,000,
                        (255)  Bonds of Series T                 -- Principal Amount $75,000,000,
                        (256)  Bonds of Series U                 -- Principal Amount $75,000,000,
                        (257)  Bonds of 1986 Series B            -- Principal Amount $100,000,000,
                        (258)  Bonds of 1987 Series D            -- Principal Amount $250,000,000,
                        (259)  Bonds of 1987 Series E            -- Principal Amount $150,000,000,
                        (260)  Bonds of 1987 Series C            -- Principal Amount $225,000,000,
                        (261)  Bonds of Series V                 -- Principal Amount $100,000,000,
                        (262)  Bonds of Series SS                -- Principal Amount $150,000,000,
                        (263)  Bonds of 1980 Series B            -- Principal Amount $100,000,000,
                        (264)  Bonds of 1986 Series C            -- Principal Amount $200,000,000,
                        (265)  Bonds of 1986 Series A            -- Principal Amount $200,000,000,
                        (266)  Bonds of 1987 Series B            -- Principal Amount $175,000,000,
                        (267)  Bonds of Series X                 -- Principal Amount $100,000,000,
                        (268)  Bonds of 1987 Series F            -- Principal Amount $200,000,000,
                        (269)  Bonds of 1987 Series A            -- Principal Amount $300,000,000,
                        (270)  Bonds of Series Y                 -- Principal Amount $60,000,000,
                        (271)  Bonds of Series Z                 -- Principal Amount $100,000,000,
                        (272)  Bonds of 1989 Series A            -- Principal Amount $300,000,000,
                        (273)  Bonds of 1984 Series AP           -- Principal Amount $2,400,000
                        (274)  Bonds of 1984 Series BP           -- Principal Amount $7,750,000

                all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the

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                   payment, redemption and retirement thereof having been deposited with the
                   Trustee as a special trust fund to be applied for such purpose;

                   (275) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (276) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                   (277-282) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars
                   ($193,290,000), all of which are outstanding at the date hereof;

                   (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                   (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars
                   ($194,649,000) of which Thirty-one million three hundred ninety-five thousand dollars ($31,395,000) principal amount have heretofore been retired and One hundred sixty-three million two hundred fifty-four thousand dollars ($163,254,000) principal amount are outstanding at the date hereof;

                   (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars
                   ($256,932,000) of which Forty-seven million five hundred eighty thousand dollars ($47,580,000) principal amount have heretofore been retired and
                   Two hundred nine million three hundred fifty-two thousand dollars
                   ($209,352,000) principal amount are outstanding at the date hereof;

                   (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Seventeen million ninety-five thousand dollars ($17,095,000)
                   principal amount have heretofore been retired and Sixty-eight million three hundred eighty thousand dollars ($68,380,000) principal amount are outstanding at the date hereof;

                   (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                   (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                   (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                   (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                   (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                   (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                   (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                   (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                   (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which Ten million dollars
                   (10,000,000) principal amount have


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                   heretofore been retired and Two hundred ninety million ($290,000,000)
                   principal amount are outstanding at the date hereof;

                   (296) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                   (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                   (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (301) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Ten million dollars
                   ($10,000,000) principal amount have heretofore been retired and Three hundred ninety million ($390,000,000) principal amount are outstanding at the date hereof;

                   (302) Bonds of 1993 Series D in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                   (303) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                   (304) Bonds of 1993 Series G in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                   (305) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which Thirty million dollars
                   ($30,000,000) principal amount have heretofore been retired and Two hundred seventy million ($270,000,000) principal amount are outstanding at the date hereof;

                   (306) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                   (307) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                   (308) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                   (309) Bonds of 1993 Series K in the principal amount of One hundred sixty million dollars ($160,000,000), all of which are outstanding at the date hereof;

                   (310) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                   (311) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                   (312) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                   and, accordingly, of the bonds so issued, Three billion four hundred eighty-four million three hundred thirty-six thousand dollars
                   ($3,484,336,000) principal amount are outstanding at the date hereof; and

                      WHEREAS, the County of Monroe, Michigan has agreed to issue and sell
                   $6,300,000 principal amount of its Pollution Control Revenue Bonds
                   (The Detroit Edison Company Monroe and Fermi Plants Project),
                   Collateralized Series I-1994 so as
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                     to provide funds the purchase and construction of certain pollution control facilities installed in the Company's Monroe and Fermi 2
                     Power Plants; and


                       WHEREAS, the Company has entered into an Installment Sales Contract, dated as of March 1, 1977, as previously amended and amended as of
                     December 1, 1994 in order to purchase certain pollution control facilities, and pursuant to such Installment Sales Contract, as amended, the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such
                     Installment Sales Contract, as amended; and

                       WHEREAS, the County of Monroe, Michigan has agreed to issue and sell
                     $23,700,000 principal amount of its Pollution Control Revenue Bonds (The
                     Detroit Edison Company Project), Series A-1994 so as to provide funds for the purchase and construction of certain pollution control facilities installed in the Company's Fermi 2 Power Plant; and subject to certain conditions, AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance company, has agreed to issue its municipal bond insurance policy guaranteeing the payment of principal and interest on the Series A-1994
                     Bonds; and

                       WHEREAS, the Company, in order to induce AMBAC to issue its municipal bond insurance policy relating to the Series A-1994 Bonds, has agreed to issue its General and Refunding Mortgage Bonds under the Indenture to
                     AMBAC; and

                       WHEREAS, for such purposes the Company desires to issue new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of Article III of the Indenture; and

BONDS TO BE            WHEREAS, the Company desires by this Supplemental Indenture to create
SERIES KKP           such new series of bonds, to be designated "General and Refunding Mortgage
NO. 15 AND 1994      Bonds, Series KKP No. 15" and "General and Refunding Mortgage Bonds, 1994
SERIES DP.           Series DP"; and

FURTHER                WHEREAS, the Original Indenture, by its terms, includes in the property
ASSURANCE.           subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the
                     Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION          WHEREAS, the Company in the exercise of the powers and authority
OF SUPPLEMENTAL      conferred upon and reserved to it under and by virtue of the provisions of
INDENTURE.           the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                       WHEREAS, all conditions and requirements necessary to make this
                     Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
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CONSIDERATION          NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison
FOR SUPPLEMENTAL     Company, in consideration of the premises and of the covenants contained
INDENTURE.           in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                               PART I.
                                 CREATION OF THREE HUNDRED SIXTEENTH
                                          SERIES OF BONDS.
                                 GENERAL AND REFUNDING MORTGAGE BONDS,
                                         SERIES KKP NO. 15

CERTAIN TERMS          SECTION 1. The Company hereby creates the Three hundred sixteenth series
OF BONDS OF          of bonds to be issued under and secured by the Original Indenture as
SERIES KKP NO. 15.   amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, Series KKP No. 15"
                     (elsewhere herein referred to as the "bonds of Series KKP No. 15"). The aggregate principal amount of bonds of Series KKP No. 15 shall be limited to six million three hundred thousand dollars ($6,300,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       Each bond of Series KKP No. 15 is to be irrevocably assigned to, and registered in the name of, Comerica Bank, successor to Manufacturers Bank,
                     N.A., formerly known as Manufacturers National Bank of Detroit, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Monroe Trust Indenture Trustee"), under the Trust Indenture, dated as of March 1, 1977, as amended September
                     1, 1979, October 15, 1985, July 1, 1989, December 1, 1989, November 1,
                     1990, May 1, 1992, December 15, 1992 and December 1, 1994 (hereinafter called the "Monroe Trust Indenture"), between the County of Monroe,
                     Michigan (hereinafter called "Monroe"), and the Monroe Trust Indenture
                     Trustee, to secure payment of the County of Monroe, Michigan, Pollution
                     Control Revenue Bonds (The Detroit Edison Company Monroe and Fermi Plants
                     Project), Collateralized Series I-1994 (hereinafter called the "Monroe
                     Revenue Bonds"), issued by Monroe under the Monroe Trust Indenture, the proceeds of which (other than any accrued interest thereon) have been provided for the acquisition and construction of certain pollution control facilities which the Company has agreed to purchase pursuant to the provisions of the Installment Sales Contract, dated as of March 1, 1977, as amended as of September 1, 1979, as of October 15, 1985, as of July 1,
                     1989, as of December 1, 1989, as of November 1, 1990, as of May 1, 1992 as
                     of December 15, 1992 and as of December 1, 1994 (hereinafter called the
                     "Monroe Contract"), between the Company and Monroe.

                       The bonds of Series KKP No. 15 shall be issued as registered bonds without coupons in denominations of a multiple of $5,000. The bonds of
                     Series KKP No. 15 shall be issued in the aggregate principal amount of
                     $6,300,000, shall mature on September 1, 2004 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing
                     March 1, 1995), at the rate of 6.35%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                       The bonds of Series KKP No. 15 shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of Series KKP No.
                     15 shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of
                     New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.
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                       Except as provided herein, each bond of Series KKP No. 15 shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of
                     Series KKP No. 15, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to
                     March 1, 1995, in which case interest shall be payable from December 1,
                     1994.

                       The bonds of Series KKP No. 15 in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of Series KKP No. 15). Until bonds of Series KKP No. 15 in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of Series KKP No. 15 in temporary form, as provided in
                     Section 10 of Article II of the Indenture. Temporary bonds of Series KKP
                     No. 15, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of Series KKP
                     No. 15, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Bonds of Series KKP No. 15 shall not be assignable or transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust
                     Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of
                     Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee)
                     in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of Series KKP No. 15 shall in the same manner be exchangeable for a like aggregate principal amount of bonds of Series
                     KKP No. 15 upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under
                     Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of Series KKP No. 15, during any period of ten days next preceding any redemption date for such bonds.

                       Bonds of Series KKP No. 15, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Monroe
                     Contract.

                       Upon payment of the principal or premium, if any, or interest on the
                     Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 15 in a principal amount equal to the principal amount of such Monroe Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of Series KKP No. 15 shall be redeemed on the
OF BONDS OF          respective dates and in the respective principal amounts which correspond
SERIES KKP NO. 15.   to the redemption dates for, and the principal amounts to be redeemed of, the Monroe Revenue Bonds.

                       In the event the Company elects to redeem any Monroe Revenue Bonds prior to maturity in accordance with the provisions of the Monroe Trust
                     Indenture, the Company shall on the same date redeem bonds of Series KKP
                     No. 15 in principal amounts and at redemption prices corresponding to the
                     Monroe Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of Series KKP No. 15 on the same date as it gives notice of redemption of Monroe Revenue Bonds to the
                     Monroe Trust Indenture Trustee.

REDEMPTION             SECTION 3. In the event of an Event of Default under the Monroe Trust
OF BONDS OF SERIES   Indenture and the acceleration of all Monroe Revenue Bonds, the bonds of
KKP NO. 15 IN        Series KKP No. 15 shall be redeemable in whole upon receipt by the Trustee
EVENT OF             of a written demand (hereinafter called a "Redemption Demand") from the
ACCELERATION         Monroe Trust Indenture Trustee stating that there has occurred under the
OF MONROE            Monroe Trust Indenture both an Event of Default and a declaration of
REVENUE BONDS.       acceleration of payment of principal, accrued interest and premium, if any, on the Monroe Revenue Bonds, specifying the last date to which interest on the Monroe Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the
                     Trustee. Promptly upon receipt by the Company of such copy of a Redemption
                     Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                     Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption
                     Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                     provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand
                     Redemption Date (such notice being hereinafter called the "Demand
                     Redemption Notice") to the Monroe Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                       Each bond of Series KKP No. 15 shall be redeemed by the Company on the
                     Demand Redemption Date therefore upon surrender thereof by the Monroe
                     Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the
                     Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Monroe Revenue
                     Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 1010 of the Monroe Trust Indenture, the
                     Monroe Trust Indenture Trustee has terminated proceedings to enforce any right under the Monroe Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Monroe Trust Indenture Trustee, and no Demand
                     Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                       Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Monroe Trust Indenture Trustee by its
                     President or one of its Vice Presidents.

FORM OF BONDS          SECTION 4. The bonds of Series KKP No. 15 and the form of Trustee's
OF SERIES KKP NO.    Certificate to be endorsed on such bonds shall be substantially in the
15.                  following forms, respectively:

                                               [FORM OF FACE OF BOND]

                                              THE DETROIT EDISON COMPANY
                                         GENERAL AND REFUNDING MORTGAGE BOND
                                   SERIES KKP NO. 15, 6.35% DUE SEPTEMBER 1, 2004
                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of
                     March 1, 1977 and amended as of September 1, 1979, October 15, 1985, July
                     1, 1989, December 1, 1989, November 1, 1990, May 1, 1992, December 15,
                     1992 and December 1, 1994 between the County of Monroe, Michigan and
                     Comerica Bank, successor to Manufacturers Bank, N.A., formerly known as
                     Manufacturers National Bank of Detroit, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                       $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to Comerica Bank, as trustee, or registered assigns, at the
                     Company's office or agency in the Borough of Manhattan, The City and State
                     of New York, the principal sum of            dollars ($           ) in
                     lawful money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from December 1, 1994, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 1995), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       Under a Trust Indenture, dated as of March 1, 1977 and amended as of
                     September 1, 1979, October 15, 1985, July 1, 1989, December 1, 1989,
                     November 1, 1990, May 1, 1992, December 15, 1992 and December 1, 1994
                     (hereinafter called the "Monroe Trust Indenture"), between the County of
                     Monroe, Michigan (hereinafter called "Monroe"), and Comerica Bank, as trustee (hereinafter called the "Monroe Trust Indenture Trustee"), Monroe has issued Pollution Control Revenue Bonds (The Detroit Edison Company
                     Monroe and Fermi Plants Project), Collateralized Series I-1994
                     (hereinafter called the "Monroe Revenue Bonds"). This bond was originally issued to Monroe and simultaneously irrevocably assigned to the Monroe
                     Trust Indenture Trustee so as to secure the payment of the Monroe Revenue
                     Bonds. Payments of principal of, or premium, if any, or interest on, the
                     Monroe Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its Vice
                     President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an
                     Assistant Corporate Secretary with his or her manual or facsimile signature.



                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By
                                                                    ----------------------------
                                                                     Chairman of the Board


                                                                    ----------------------------
                                                                     Vice President
                     Attest:                                         and Treasurer


                     ----------------------------
                     Corporate Secretary

                                         [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as Series KKP No. 15, limited to an aggregate principal amount of $6,300,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust
                     Company, a corporation of the State of New York, as Trustee, to which
                     Indenture and all indentures supplemental thereto (including the
                     Supplemental Indenture dated as of December 1, 1994) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of December 15,
                     1992, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided.
                     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%)
                     in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the
                     Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                       This bond is redeemable upon the terms and conditions set forth in the
                     Indenture, including provision for redemption upon demand of the Monroe
                     Trust Indenture Trustee following the occurrence of an Event of Default under the Monroe Trust Indenture and the acceleration of the principal of the Monroe Revenue Bonds.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of Series KKP No. 15 (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                       Upon payment of the principal of, or premium, if any, or interest on, the Monroe Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Article IX of the Monroe Trust Indenture, bonds of Series KKP No. 15 in a principal amount equal to the principal amount of such Monroe Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                       This bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Monroe Trust
                     Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Monroe Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of
                     New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the
                     Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.


                                   [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee

                                              By
                                                 ---------------------------
                                                 Authorized Officer

                                                     PART II.
                                      CREATION OF THREE HUNDRED SEVENTEENTH
                                                SERIES OF BONDS.
                                       GENERAL AND REFUNDING MORTGAGE BONDS,
                                                 1994 SERIES DP

CERTAIN TERMS          SECTION 1. The Company hereby creates the Three hundred seventeenth
OF BONDS OF          series of bonds to be issued under and secured by the Original Indenture
1994 SERIES DP.      as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1994 Series
                     DP" (elsewhere herein referred to as the "bonds of 1994 Series DP"). The aggregate principal amount of bonds of 1994 Series DP shall be limited to
                     Twenty-three million seven hundred thousand dollars ($23,700,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture
                     with respect to exchanges and replacements of bonds.

                       Each bond of 1994 Series DP is to be issued to AMBAC Indemnity
                     Corporation ("AMBAC"), a Wisconsin-domiciled stock insurance company, and simultaneously assigned to, and registered in the name of, United States
                     Trust Company of New York, as trustee ("Insurance Trustee") under the
                     Municipal Bond Insurance Policy ("Series A Insurance Policy") issued by
                     AMBAC relating to the guarantee of payment of principal and interest with respect to the County of Monroe, Michigan Pollution Control Revenue Bonds
                     (The Detroit Edison Company Project), Series A-1994 in the aggregate principal amount of Twenty-three million seven hundred thousand dollars
                     ($23,700,000) ("Series A-1994 Bonds"), which Series A-1994 Bonds were created and issued pursuant to a Resolution adopted by the County of
                     Monroe, Michigan ("Monroe") on May 22, 1973, as previously amended and supplemented and as amended and supplemented by a Resolution adopted
                     December 13, 1994 (the "Series A Resolution"), to induce AMBAC to issue the Series A Insurance Policy. Under an Installment Sales Contract, dated as of June 1, 1973, as previously amended and as amended as of December 1,
                     1994, between the Company and Monroe (the "Series A Contract"), the
                     Company is obligated to make payments to NBD Bank, N.A. (or its successor), as trustee (the "Series A Trustee") for the Series
                     A-1994-Bonds in amounts and at times equal and corresponding to the amount and time of payments of principal, premium and interest due on the Series
                     A-1994.

                       The bonds of 1994 Series DP shall be issued as registered bonds without coupons in denominations of a multiple of $5,000. The bonds of 1994 Series
                     DP shall be issued in the aggregate principal amount of $23,700,000, shall mature on December 1, 2004 and shall bear interest, payable semi-annually on June 1 and December 1 of each year (commencing June 1, 1995), at the rate of 6.35%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the
                     Indenture.

                       The bonds of 1994 Series DP shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 1994 Series DP shall be payable, both as to principal and interest, at the office or agency of the
                     Company in the Borough of Manhattan, The City and State of New York, in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                       Except as provided herein, each bond of 1994 Series DP shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the June 1 or December 1 next preceding the date thereof to which interest has been paid on bonds of 1994 Series
                     DP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to June 1,
                     1995, in which case interest shall be payable from December 1, 1994.

                       The bonds of 1994 Series DP in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 1994
                     Series DP). Until bonds of 1994 Series DP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1994
                     Series DP in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 1994 Series DP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1994 Series DP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Bonds of 1994 Series DP shall not be assignable or transferable except as may be required to effect a transfer to any successor insurance trustee under the Series A Insurance Policy, or, to AMBAC in the event that (1)
                     AMBAC makes a payment to fulfill its obligations under the Series A
                     Resolution to cure an Event of Default by the Company as may have occurred under the Series A Resolution and/or (2) an Event of Default shall have occurred under the Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the
                     Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 1994 Series DP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of
                     1994 Series DP upon the terms and conditions specified herein and in
                     Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1994 Series DP, during any period of ten days next preceding any redemption date for such bonds.

                       So long as the Series A Insurance Policy shall be in full force and effect, AMBAC shall have the right to direct the Trustee in all matters relating to the bonds of 1994 Series DP.

                       Bonds of 1994 Series DP, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified pursuant to the terms and conditions specified herein.

                       Upon payment by the Company as part of its obligations under the Series
                     A Contract of the principal or premium, if any, or interest on the Series
                     A-1994 Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with the Series A Resolution, bonds of 1994 Series DP in a principal amount equal to the principal amount of such Series A-1994
                     Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION             SECTION 2. Bonds of 1994 Series DP shall be redeemed on the respective
OF BONDS             dates and in the respective principal amounts which correspond to the
OF 1994              redemption dates for, and the principal amounts to be redeemed of, the
SERIES DP.           Series A-1994 Bonds.

                       In the event the Company elects to redeem any Series A-1994 Bonds prior to maturity in accordance with the provisions of the Monroe Trust
                     Indenture, the Company shall on the same date redeem bonds of 1994 Series
                     DP in principal amounts and at redemption prices corresponding to the
                     Series A-1994 Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 1994 Series DP on the same date as it gives notice of redemption of Series A-1994 Bonds to the Series A
                     Trustee.

REDEMPTION             SECTION 3. In the event that (1) AMBAC cures an Event of Default (as
OF BONDS OF          defined in the Series A Resolution) by the Company under the Series A
1994 SERIES          Resolution by the payment of principal or interest, or both, due on the
DP IN EVENT          Series A-1994 Bonds pursuant to the Series A Resolution, the bonds of 1994
OF AMBAC PAYMENT.    Series DP shall be payable or redeemable, or both, in an amount corresponding to the payment of principal or interest or both, by AMBAC or
                     (2) the Series A Trustee has called for redemption the Series A-1994 Bonds as a result of an Event of Default under the Series A Resolution and, in each case, upon receipt by the Trustee of a written demand by the AMBAC, accompanied by a certification from the Series A Trustee as to the amount and type (principal, interest or both) of payment by AMBAC ("Payment
                     Demand"). The Trustee shall, within five days after receiving such Payment
                     Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Payment Demand, the Company shall be obligated to pay such amount as may be deemed to be interest and shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed
                     (hereinafter called the "Demand Redemption Date") and. Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the
                     Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be
                     any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Payment Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the
                     Trustee of the Payment Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand
                     Redemption Date shall be deemed to be the earlier of such dates. The
                     Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Insurance
                     Trustee not more than ten nor less than five days prior to the Demand
                     Redemption Date.


                       Each bond of 1994 Series DP shall be redeemed by the Company on the
                     Demand Redemption Date therefore upon surrender thereof by the Insurance
                     Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest paid by AMBAC pursuant to the Series A
                     Resolution from the date of such payment to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on a corresponding amount of Series A-1994
                     Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to the Series A Resolution, AMBAC has terminated proceedings to enforce any right it may have against the Company under the
                     Series A Insurance Policy, then any Payment Demand shall thereby be rescinded by the Insurance Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                       Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Payment Demand and such
                     Payment Demand shall be of no force or effect, unless it is executed in the name of the Insurance Trustee by its President or one of its Vice
                     Presidents.

FORM OF BONDS          SECTION 4. The bonds of 1994 Series DP and the form of Trustee's
OF 1994 SERIES DP.   Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:
                       [FORM OF FACE OF BOND]

                                        THE DETROIT EDISON COMPANY
                                   GENERAL AND REFUNDING MORTGAGE BOND
                               1994 SERIES DP, 6.35% DUE DECEMBER 1, 2004

                       Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor insurance trustee under the Municipal Bond
                     Insurance Policy, dated as of December 21, 1994 issued by AMBAC Indemnity
                     Corporation and relating to the County of Monroe, Michigan Pollution
                     Control Bonds (The Detroit Edison Company Project), Series A-1994, or to
                     AMBAC Indemnity Corporation pursuant to Part II, Section 1 of the
                     Supplemental Indenture dated as of December 1, 1994, or, subject to compliance with applicable law.

                       $.........                                                  No..........

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to United States Trust Company of New York, as Insurance Trustee,
                     or registered assigns, at the Company's office or agency in the Borough of
                     Manhattan, The City and State of New York, the principal sum of
                     Twenty-three million seven hundred thousand dollars ($23,700,000) in lawful money of the United States of America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from December 1, 1994, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on June 1 and December 1 of each year (commencing June 1, 1995), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       Under a Resolution, dated as of May 8, 1973, as previously amended and supplemented and amended and supplemented as of December 13, 1994
                     (hereinafter called the "Series A Resolution Monroe Trust Indenture"), adopted by the County of Monroe, Michigan (hereinafter called "Monroe"),
                     Monroe has issued Pollution Control Revenue Bonds (The Detroit Edison
                     Company Project), Series A-1994 (hereinafter called the "Series A-1994
                     Bonds") and AMBAC Indemnity Corporation ("AMBAC") has issued its Municipal
                     Bond Insurance Policy ("Series A Insurance Policy") relating to the guarantee of the payment of principal and interest on the Series A-1994
                     Bond. This bond is being issued to induce AMBAC to issue the Series A
                     Insurance Policy. Payments of principal of, or premium, if any, or interest on, the Series A-1994 Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                       Reference is hereby made to such further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant
                     Secretary with his manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By
                                                                    -------------------------------
                                                                       Chairman of the Board


                                                                    -------------------------------
                                                                       Vice President and Treasurer
                     Attest:


                     ----------------------------
                     Corporate Secretary



                                          [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 1994 Series DP, limited to an aggregate principal amount of $23,700,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in
                     Section 3 of Article VI of said Indenture) by an Indenture, dated as of
                     October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of December 1, 1994) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security
                     (which Indenture and all indentures supplemental thereto, including the
                     Supplemental Indenture dated as of December 1, 1994, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the
                     Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture);
                     provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                       This bond is redeemable upon the terms and conditions set forth in the
                     Indenture.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1994 Series DP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                       Upon payment by the Company as part of its obligations under the Series
                     A Resolution of the principal of, or premium, if any, or interest on, the
                     Series A-1994 Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Series A Resolution, bonds of 1994 Series DP in a principal amount equal to the principal amount of such Series A-1994
                     Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                       This bond is not assignable or transferable except as may be required to effect a transfer to any successor insurance trustee under the Series A
                     Insurance Policy, or, to AMBAC Indemnity Corporation pursuant to the terms and conditions set forth in Part II, Section I of the Supplemental
                     Indenture, dated as of December 1, 1994 or subject to compliance with applicable law. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of
                     Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       So long as the Series A Insurance Policy shall be in full force and effect, AMBAC shall have the right to direct the Trustee in all matters relating to the bonds of 1994 Series DP.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                     [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee

                                              By
                                                 ---------------------------
                                                 Authorized Officer

                                                      PART III.
                                             RECORDING AND FILING DATA

RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and Addi-   September 1, 1947
                                                          tional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional Provi-
                                                          sions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                        Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                        Subject Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    July 31, 1992.....................  1992 Series D              November 30, 1992
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                        Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                        Subject Properties
                    November 30, 1986.................  1986 Series C              January 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989
                    December 1, 1989..................  Series KKP No. 11 and      February 15, 1990
                                                          1989 Series BP
                    February 15, 1990.................  1990 Series A, 1990        November 1, 1990
                                                          Series B, 1990 Series
                                                          C, 1990 Series D, 1990
                                                          Series E and 1990
                                                          Series F
                    November 1, 1990..................  Series KKP No. 12          April 1, 1991

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    April 1, 1991.....................  1991 Series AP             May 1, 1991
                    May 1, 1991.......................  1991 Series BP and 1991    May 15, 1991
                                                          Series CP
                    May 15, 1991......................  1991 Series DP             September 1, 1991
                    September 1, 1991.................  1991 Series EP             November 1, 1991
                    November 1, 1991..................  1991 Series FP             January 15, 1992
                    January 15, 1992..................  1992 Series BP             February 29, 1992
                                                                                   and April 15, 1992
                    February 29, 1992.................  1992 Series AP             April 15, 1992
                    April 15, 1992....................  Series KKP No. 13          July 15, 1992
                    July 15, 1992.....................  1992 Series CP             November 30, 1992
                    November 30, 1992.................  1992 Series E and 1993     March 15, 1993
                                                          Series D
                    December 15, 1992.................  Series KKP No. 14 and      March 15, 1992
                                                          1989 Series BP No. 2
                    January 1, 1993...................  1993 Series C              April 1, 1993
                    March 1, 1993.....................  1993 Series E              June 30, 1993
                    March 15, 1993....................  1993 Series D              September 15, 1993
                    April 1, 1993.....................  1993 Series FP and 1993    September 15, 1993
                                                          Series IP
                    April 26, 1993....................  1993 Series G and          September 15, 1993
                                                          Amendment of Article
                                                          II, Section 5
                    May 31, 1993......................  1993 Series J              September 15, 1993
                    September 15, 1993................  1993 Series K              March 1, 1994
                    March 1, 1994.....................  1994 Series AP             June 15, 1994
                    June 15, 1994.....................  1994 Series BP             December 1, 1994
                    August 15, 1994...................  1994 Series C              December 1, 1994

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                         Further, pursuant to the terms and provisions of the Original
                     Indenture, a Supplemental Indenture dated as June 15, 1994 providing for the terms of bonds to be issued thereunder of 1994 Series BP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a
                     financing statement on July 1, 1994 (Filing No. 44411B), has been filed and recorded in the Office of the Interstate Commerce Commission
                     (Recordation No. 5485-NNNN) on July 1, 1994, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                   LIBER OF
                                                                                   MORTGAGES
                                                                                   OR COUNTY
                                      COUNTY                         RECORDED       RECORDS       PAGE
                    -------------------------------------------   --------------   ---------    ---------
                    Genesee....................................   July 5, 1994        3052        811-834
                    Huron......................................   July 1, 1994         630        333-356
                    Ingham.....................................   July 1, 1994        2191        854-877
                    Lapeer.....................................   July 1, 1994        0864      0459-0482
                    Lenawee....................................   July 1, 1994        1319        901-924
                    Livingston.................................   July 1, 1994        1843      0672-0695
                    Macomb.....................................   July 1, 1994       06381        684-707
                    Mason......................................   July 1, 1994         442         90-113
                    Monroe.....................................   July 1, 1994        1390      0931-0954
                    Oakland....................................   July 20, 1994      14843        827-850
                    St. Clair..................................   July 5, 1994        1361        599-622
                    Sanilac....................................   July 1, 1994         459          74-97
                    Tuscola....................................   July 6, 1994         661        391-414
                    Washtenaw..................................   July 1, 1994        2997        527-550
                    Wayne......................................   July 1, 1994       27471        444-467

                         Further, pursuant to the terms and provisions of the Original
                     Indenture, a Supplemental Indenture dated as August 15, 1994 providing for the terms of bonds to be issued thereunder of 1994 Series C has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on August 16, 1994 (Filing No. 46000B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation
                     No. 5485-OOOO) on August 16, 1994, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                   LIBER OF
                                                                                   MORTGAGES
                                                                                   OR COUNTY
                                     COUNTY                         RECORDED        RECORDS       PAGES
                    -----------------------------------------   ----------------   ---------    ---------
                    Genesee..................................   August 16, 1994       3068          11-33
                    Huron....................................   August 16, 1994        632        650-672
                    Ingham...................................   August 16, 1994       2202        288-310
                    Lapeer...................................   August 16, 1994       0869      0936-0958
                    Lenawee..................................   August 16, 1994       1325        559-581
                    Livingston...............................   August 16, 1994       1855      0990-1012
                    Macomb...................................   August 16, 1994      06425        191-213
                    Mason....................................   August 16, 1994        443        561-583
                    Monroe...................................   August 16, 1994       1398      0968-0990
                    Oakland..................................   August 16, 1994      14910        248-270
                    St. Clair................................   August 16, 1994       1370        957-979
                    Sanilac..................................   August 16, 1994        460        661-683
                    Tuscola..................................   August 16, 1994        662      1224-1246
                    Washtenaw................................   August 16, 1994       3016        827-849
                    Wayne....................................   August 16, 1994      27560        686-708

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos.
FOR PAYMENT.         1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP
                     Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU,
                     1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981
                     Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985
                     Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2 and 1989 Series A
                     which were issued under Supplemental Indentures dated as of, respectively,
                     June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932, September
                     25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November
                     15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15, 1955,
                     August 15, 1957, December 15, 1970, November 15, 1971, January 15, 1973,
                     May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, February
                     1, 1976, June 15, 1976, July 15, 1976, October 1, 1977, March 1, 1977,
                     July 1, 1979, March 1, 1977, March 1, 1977, March 1, 1977, September 1,
                     1979, July 1, 1977, July 1, 1979, September 15, 1979, October 1, 1977,
                     June 1, 1978, October 1, 1977, July 1, 1979, January 1, 1980, August 15,
                     1980, November 1, 1981, October 1, 1984, May 1, 1985, May 15, 1985,
                     January 31, 1987, June 1, 1978, October 15, 1978, December 15, 1975,
                     February 15, 1977, September 1, 1979 and June 15, 1989 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E,
                     F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1
                     and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                    PART IV.
                                                  THE TRUSTEE.

TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                    PART V.
                                                 MISCELLANEOUS.

CONFIRMATION OF          Except to the extent specifically provided therein, no provision of
SECTION 318(C) OF    this supplemental indenture or any future supplemental indenture is
TRUST INDENTURE      intended to modify, and the parties do hereby adopt and confirm, the
ACT                  provisions of Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15,
                     1990.

EXECUTION IN             THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED IN ANY
COUNTERPARTS.        NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO
                     BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE
                     AND THE SAME INSTRUMENT.

TESTIMONIUM.             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND BANKERS TRUST
                     COMPANY HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE
                     CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS,
                     VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT
                     TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED
                     BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE
                     DAY AND YEAR FIRST ABOVE WRITTEN.

                                                          THE DETROIT EDISON COMPANY,

                    (Corporate Seal)                      By
                                                             ------------------------------
                                                              L. L. Loomans
                                                              Vice President and Treasurer

EXECUTION.          Attest:



                    ----------------------------------
                    Ronald J. Gdowski
                    Assistant Corporate Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of



                    -----------------------------------
                    Jack L. Somers



                    -----------------------------------
                    Cathy M. Lewis

                    STATE OF MICHIGAN   SS.:
                    COUNTY OF WAYNE

ACKNOWLEDGMENT       On this      day of December, 1994, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of Wayne, in the State of Michigan,
BY COMPANY.          personally appeared L. L. Loomans, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue,
                     Detroit, Michigan 48226 and is the Vice President and Treasurer of THE
                     DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                     Directors and that he subscribed his name thereto by like authority; and
                     said L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.



                                                         ------------------------------------
                              (Notarial Seal)                  Judith Thun, Notary Public
                                                                    Wayne County, MI
                                                          My Commission Expires March 4, 1995

                                                          BANKERS TRUST COMPANY,

                     (Corporate Seal)                     By
                                                             ---------------------
                                                          Robert Caporale
                                                          Vice President
                     Attest:



                     -------------------------------
                     M. Lisa Morrone
                     Assistant Vice President

                     Signed, sealed and delivered by
                     BANKERS TRUST COMPANY, in the
                     presence of



                     -------------------------------
                     Scott Thiel



                     -------------------------------
                     Denise Mitchell

                     STATE OF NEW YORK           SS.:
                     COUNTY OF NEW YORK

ACKNOWLEDGMENT       On this      day of December, 1994, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of New York, in the State of New York,
BY TRUSTEE.          personally appeared Robert Caporale, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany
                     Street, New York, New York 10015, and he is Vice President of BANKERS
                     TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Robert
                     Caporale acknowledged said instrument to be the free act and deed of said corporation.

                              (Notarial Seal)



                                                          -----------------------------------
                                                                    Karen J. Morena
                                                            Notary Public, State of New York
                                                                     No. 41-4991083
                                                               Qualified in Queens County
                                                          Certificate Filed in New York County
                                                               Commission Expires 1-21-96

STATE OF MICHIGAN
                               SS.:
COUNTY OF WAYNE

AFFIDAVIT AS TO           L. L. Loomans, being duly sworn, says: that he is the Vice President
CONSIDERATION        and Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the
AND GOOD FAITH.      foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.
                                                                   -----------------
                                                                      L. L. Loomans
                    Sworn to before me this        day of
                    December, 1994

                               /s/ JUDITH THUN
                          --------------------------
                          Judith Thun, Notary Public
                               Wayne County, MI
                    My Commission Expires March 4, 1995

                    (Notarial Seal)

                       This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue,
                    Detroit, Michigan 48226